UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23925

First Eagle Real Estate Debt Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

Sheelyn Michael

First Eagle Investment Management, LLC 1345 Avenue of the Americas

New York, NY 10105

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: June 30,2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report

June 30, 2026

First Eagle Real Estate Debt Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as fund managers is to communicate with shareholders in an open and direct manner. Some of our commentary to shareholders is based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward- looking statements by words such as “may”, “will”, “believe”, “attempt”, “seek”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund

Fund Overview

Data as of June 30, 2026 (unaudited)

Asset Allocation* (%)

Debt Breakdown** (%)

Private vs. Public
Private Credit	88
Public Credit	12

Regions (%)1

West	62.4
Northeast	27.2
Southeast	6.4
Southwest	4.0

Portfolio Characteristics**2

Weighted Average Term (Months)	13.7
Weighted Average Coupon	8.6%
Weighted Average Loan-to-Value	66.0%
Number of Positions	81
*
Asset Allocation is based on total investments in the portfolio.
**
Excludes short-term investments.

The regions table is for the Residential Transitional Loans only.

The portfolio characteristics table is for the Residential Transitional Loans only, except for Number of Positions.

The Fund’s portfolio composition is subject to change at any time.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Residential Transitional Loans — 71.0%
Northeast — 19.3%
1103 Hoe NY LLC, 11571, 9.75%, 11/01/2026‡ (a)	1,958,000	1,958,000
24 Newell Street LLC, 11749, 7.75%, 06/01/2027‡ (a)	2,800,000	2,800,000
365 Marrett Rd. LLC, 11671, 7.75%, 04/01/2027‡ (a)	934,920	934,920
445 GK LLC, 11573, 9.63%, 07/01/2026‡ (a)	2,005,000	2,005,000
521 Bayway Ave. LLC, 11634, 8.25%, 12/01/2026‡ (a)	581,820	581,820
70 Crest S. Orange LLC, 11667, 7.50%, 03/01/2027‡ (a)	878,000	878,000
A&L Investment Properties LLC, 11756, 8.50%, 11/01/2027‡ (a)	777,977	777,977
Ladasato Realty LLC, 11674, 7.75%, 02/01/2027‡ (a)	3,825,000	3,825,000
Maraprano Development LLC, 11673, 7.75%, 04/01/2027‡ (a)	819,488	819,488
NYC Holding Group LLC, 11426, 9.00%, 01/01/2027‡ (a)	378,000	378,000
Scribner Ave. Holdings LLC, 11646, 8.25%, 01/01/2027‡ (a)	542,500	542,500
15,500,705
Southeast — 4.6%
Annamalayar LLC, 11643, 8.61%, 07/01/2027‡ (a)	796,022	796,022
Cab Homez LLC, 11505, 9.29%, 08/01/2026‡ (a)	193,000	193,000
Canopy West LLC, 11490, 9.00%, 11/01/2026‡ (a)	197,250	197,250
J Harris Investments LLC, 11520, 8.04%, 08/01/2026‡ (a)	123,807	123,807
Properties By T&M LLC, 11441, 10.84%, 07/01/2026‡ (a)	152,855	152,855
Rabs Rehab LLC, 11666, 7.63%, 03/01/2027‡ (a)	113,330	113,330

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Southeast — 4.6% (continued)
Rayna Properties LLC, 11437, 7.30%, 07/01/2026‡ (a)	300,000	300,000
Structure Redevelopment LLC, 11664, 8.22%, 09/01/2027‡ (a)	342,900	342,900
Structure Redevelopment LLC, 11675, 7.80%, 04/01/2027‡ (a)	550,000	550,000
UKA Development LLC, 11656, 8.25%, 08/01/2027‡ (a)	374,000	374,000
Verona Assets Inc., 11731, 9.13%, 10/20/2026‡ (a)	189,900	189,900
Verona Assets Inc., 11769, 9.13%, 11/27/2026‡ (a)	148,500	148,500
Verona Assets Inc., 11770, 9.13%, 12/01/2026‡ (a)	184,500	184,500
3,666,064
Southwest — 2.8%
Big Horn Land Development LLC, 11758, 8.19%, 05/01/2027‡ (a)	497,556	497,556
Boulder Canyon Land Development LLC, 11760, 8.61%, 05/01/2027‡ (a)	519,270	519,270
Boulder Canyon Land Development LLC, 11761, 8.39%, 05/01/2028‡ (a)	258,605	258,605
Trio REI Inc., 11751, 9.13%, 11/11/2026‡ (a)	345,660	345,659
Vapa Investments LLC, 11636, 8.00%, 12/01/2026‡ (a)	139,033	139,033
Vapa Investments LLC, 11647, 8.25%, 01/01/2027‡ (a)	134,643	134,643
Vapa Investments LLC, 11648, 8.25%, 01/01/2027‡ (a)	132,035	132,035
Vapa Investments LLC, 11649, 8.25%, 01/01/2027‡ (a)	117,000	117,000
Vapa Investments LLC, 11669, 8.00%, 04/01/2027‡ (a)	109,800	109,800
2,253,601
West — 44.3%
4333 Elmer Ave. LLC, 11670, 8.75%, 06/01/2027‡ (a)	1,853,746	1,853,746

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
West — 44.3% (continued)
5 Star Discount Homes LLC, 11641, 8.50%, 11/01/2026‡ (a)	3,427,123	3,427,122
Arlington Ave. Properties LLC, 11506, 10.04%, 08/01/2026‡ (a)	478,000	478,000
Boise Views LLC, 11620, 8.69%, 05/01/2027‡ (a)	1,945,639	1,945,639
California Cash Buyer LLC, 11659, 9.13%, 01/29/2027‡ (a)	207,000	207,000
California Cash Buyer LLC, 11726, 9.13%, 04/17/2027‡ (a)	243,000	243,000
Cashn Co., 11724, 8.50%, 10/15/2026‡ (a)	720,000	720,000
Dingleberry Farms LLC, 11719, 9.13%, 10/13/2026‡ (a)	396,000	396,000
Emanuel Gomez, 11739, 8.50%, 11/01/2026‡ (a)	645,000	645,000
Farmstead TH LLC, 11562, 8.39%, 01/01/2027‡ (a)	4,555,000	4,555,000
Guard Street Townhomes LLC, 11651, 8.39%, 01/01/2027‡ (a)	764,400	764,400
House Buyers 208 LLC, 11661, 8.82%, 03/01/2027‡ (a)	835,849	835,849
Ironhorse Fund LLC, 11559, 8.18%, 08/01/2026‡ (a)	1,688,367	1,688,367
J and S Enterprises Group LLC, 11507, 9.30%, 05/01/2027‡ (a)	719,500	719,500
Leah Court LLC, 11543, 10.08%, 10/01/2026‡ (a)	306,404	306,404
Leah Court LLC, 11544, 10.08%, 10/01/2026‡ (a)	306,404	306,404
Leif Nelson, 11645, 9.13%, 06/30/2026‡ (a)	990,000	990,000
Life Joy LLC, 11730, 9.13%, 01/17/2027‡ (a)	361,300	361,300
Mayland Development LLC, 11738, 9.13%, 04/28/2027‡ (a)	484,000	484,000
Mayland Development LLC, 11753, 9.13%, 05/11/2027‡ (a)	1,039,500	1,039,500

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
West — 44.3% (continued)
Milestone Investments, 11720, 9.13%, 04/10/2027‡ (a)	1,225,000	1,225,000
Muzzy Construction LLC, 11644, 7.97%, 01/01/2027‡ (a)	277,097	277,097
One Source Funding LLC, 11684, 7.97%, 04/01/2028‡ (a)	1,499,749	1,499,749
P&K Development LLC, 11652, 9.23%, 07/01/2027‡ (a)	243,750	243,750
Peaks Townhomes LLC, 11557, 8.90%, 11/01/2026‡ (a)	1,258,227	1,258,227
Peaks Townhomes LLC, 11558, 8.90%, 11/01/2026‡ (a)	1,641,501	1,641,501
PM25 Holdings LLC, 11754, 9.13%, 05/15/2027‡ (a)	250,000	250,000
Prima Homes Inc., 11563, 10.08%, 07/01/2026‡ (a)	100,000	100,000
Prime Build Renovation One LLC, 11718, 9.13%, 01/07/2027‡ (a)	1,584,000	1,584,000
Sarian Homes Inc., 11663, 8.32%, 03/01/2028‡ (a)	634,080	634,080
Shelter Shine LLC, 11732, 9.13%, 10/20/2026‡ (a)	600,000	600,000
SJ Valley Homes LLC, 11768, 8.50%, 11/19/2026‡ (a)	284,400	284,400
Sycamore Property Group LLC, 11657, 9.13%, 02/06/2027‡ (a)	320,944	320,945
Sycamore Property Group LLC, 11729, 9.13%, 04/17/2027‡ (a)	546,288	546,288
Taft Gardens LLC, 11561, 8.79%, 07/01/2026‡ (a)	742,440	742,440
VM Premier LLC, 11752, 9.13%, 11/15/2026‡ (a)	900,000	900,000
Woodhouse Management LLC, 11725, 9.13%, 04/17/2027‡ (a)	1,444,500	1,444,500
35,518,208
Total Residential Transitional Loans (Cost $56,938,578)		56,938,578

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Residential Mortgage-Backed Securities — 8.8%
Bellemeade Re Ltd. (Bermuda) Series 2025‑1, Class B1, (30-Day Average SOFR + 5.05%), 8.68%, 10/25/2035 (b)(c)(d)	1,600,000	1,676,697
Ellington Financial Mortgage Trust Series 2025-RTL1, Class M2, 8.33%, 11/25/2040 (b)(c)	1,250,000	1,248,288
Home Re Ltd. Series 2026‑1, Class B1, (30-Day Average SOFR + 4.20%), 7.83%, 01/25/2036 (b)(c)(d)	1,500,000	1,526,768
Ocwen Loan Investment Trust Series 2025-HB2, Class M4, 3.00%, 11/25/2038 (b)(e)	1,500,000	1,303,072
Series 2026-HB1, Class M4, 3.00%, 03/25/2039 (b)(e)	1,500,000	1,278,882
Total Residential Mortgage-Backed Securities (Cost $6,849,826)		7,033,707
Commercial Mortgage-Backed Securities — 2.5%
FHLMC MSCR Trust Series 2026-MN13, Class B1, (30-Day Average SOFR + 4.50%), 8.13%, 03/25/2046 (b)(c)(d) (Cost $2,000,000)	2,000,000	2,015,899
Investment in Private Investment Vehicle — 8.2%
Land Banking Loans — 8.2%
Fox Hollow, 14.00%, 06/30/2028‡ (a)	1,662,864	1,662,864
Haddon Brook, 14.00%, 01/31/2028‡ (a)	1,535,754	1,535,754
Higgins Crossing, 13.00%, 02/29/2028‡ (a)	1,167,400	1,167,400
Quarter Path, 13.50%, 07/31/2029‡ (a)	1,108,029	1,105,368
Taylor Landing, 13.50%, 09/30/2029‡ (a)	1,113,396	1,113,396
Total Land Banking Loans (Cost $6,587,442)		6,584,782

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Investments	Shares	Value ($)
Short-Term Investments — 4.4%
Investment Companies — 4.4%
BlackRock FedFund — Institutional Shares 3.54% (f) (Cost $3,555,289)	3,555,289	3,555,289
Total Investments — 94.9% (Cost $75,931,135)		76,128,255
Reverse Repurchase Agreement — (3.1)% (Proceeds $(2,466,000))		(2,466,000)
Other assets less liabilities — 8.2%		6,603,317
Net Assets — 100.0%		80,265,572
‡
Value determined using significant unobservable inputs.
(a)
Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act. Total value of all such securities at June 30, 2026 amounted to $63,523,360, which represents approximately 79.14% of net assets of the Fund.
Loans	Acquisition Date	Cost	Carrying Value Per Share/Principal

Residential Transitional Loans

1103 Hoe NY LLC, 11571	08/26/25 - 12/24/25	$1,958,000	$100.00
24 Newell Street LLC, 11749	05/12/26	2,800,000	100.00
365 Marrett Rd. LLC, 11671	03/26/26 - 05/29/26	934,920	100.00
4333 Elmer Ave. LLC, 11670	03/24/26 - 06/24/26	1,853,746	100.00
445 GK LLC, 11573	08/26/25 - 10/29/25	2,005,000	100.00
5 Star Discount Homes LLC, 11641	12/12/25 - 06/10/26	3,427,122	100.00
521 Bayway Ave. LLC, 11634	12/10/25 - 02/04/26	581,820	100.00
70 Crest S. Orange LLC, 11667	03/13/26	878,000	100.00
A&L Investment Properties LLC, 11756	05/22/26	777,977	100.00
Annamalayar LLC, 11643	12/30/25 - 04/28/26	796,022	100.00
Arlington Ave. Properties LLC, 11506	05/01/25 - 10/24/25	478,000	100.00
Big Horn Land Development LLC, 11758	05/22/26	497,556	100.00
Boise Views LLC, 11620	10/24/25 - 10/31/25	1,945,639	100.00
Boulder Canyon Land Development LLC, 11760	05/18/26 - 06/18/26	519,270	100.00
Boulder Canyon Land Development LLC, 11761	05/18/26 - 05/22/26	258,605	100.00
Cab Homez LLC, 11505	05/01/25 - 10/24/25	193,000	100.00
California Cash Buyer LLC, 11659	02/18/26	207,000	100.00

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Loans	Acquisition Date	Cost	Carrying Value Per Share/Principal
California Cash Buyer LLC, 11726	04/23/26	$243,000	$100.00
Canopy West LLC, 11490	05/01/25 - 10/22/25	197,250	100.00
Cashn Co., 11724	04/23/26	720,000	100.00
Dingleberry Farms LLC, 11719	04/16/26	396,000	100.00
Emanuel Gomez, 11739	05/08/26	645,000	100.00
Farmstead TH LLC, 11562	08/14/25	4,555,000	100.00
Guard Street Townhomes LLC, 11651	01/16/26 - 06/09/26	764,400	100.00
House Buyers 208 LLC, 11661	03/12/26 - 06/05/26	835,849	100.00
Ironhorse Fund LLC, 11559	08/07/25 - 06/09/26	1,688,367	100.00
J and S Enterprises Group LLC, 11507	05/01/25 - 03/17/26	719,500	100.00
J Harris Investments LLC, 11520	05/01/25 - 06/23/26	123,807	100.00
Ladasato Realty LLC, 11674	03/26/26	3,825,000	100.00
Leah Court LLC, 11543	07/03/25 - 02/27/26	306,404	100.00
Leah Court LLC, 11544	07/03/25 - 02/27/26	306,404	100.00
Leif Nelson, 11645	01/12/26	990,000	100.00
Life Joy LLC, 11730	04/29/26	361,300	100.00
Maraprano Development LLC, 11673	03/26/26 - 06/15/26	819,488	100.00
Mayland Development LLC, 11738	05/08/26	484,000	100.00
Mayland Development LLC, 11753	05/22/26	1,039,500	100.00
Milestone Investments, 11720	04/16/26	1,225,000	100.00
Muzzy Construction LLC, 11644	12/30/25 - 05/05/26	277,097	100.00
NYC Holding Group LLC, 11426	04/02/25	378,000	100.00
One Source Funding LLC, 11684	04/01/26 - 06/16/26	1,499,749	100.00
P&K Development LLC, 11652	01/16/26	243,750	100.00
Peaks Townhomes LLC, 11557	08/07/25 - 06/02/26	1,258,227	100.00
Peaks Townhomes LLC, 11558	08/07/25 - 05/07/26	1,641,501	100.00
PM25 Holdings LLC, 11754	05/22/26	250,000	100.00
Prima Homes Inc., 11563	08/14/25	100,000	100.00
Prime Build Renovation One LLC, 11718	04/16/26	1,584,000	100.00
Properties By T&M LLC, 11441	04/04/25 - 06/17/26	152,855	100.00
Rabs Rehab LLC, 11666	03/13/26 - 05/15/26	113,330	100.00
Rayna Properties LLC, 11437	04/04/25	300,000	100.00
Sarian Homes Inc., 11663	03/12/26 - 06/26/26	634,080	100.00
Scribner Ave. Holdings LLC, 11646	01/13/26 - 02/26/26	542,500	100.00
Shelter Shine LLC, 11732	05/01/26	600,000	100.00
SJ Valley Homes LLC, 11768	06/11/26	284,400	100.00

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Loans	Acquisition Date	Cost	Carrying Value Per Share/Principal
Structure Redevelopment LLC, 11664	03/12/26	$342,900	$100.00
Structure Redevelopment LLC, 11675	03/27/26	550,000	100.00
Sycamore Property Group LLC, 11657	02/11/26 - 06/12/26	320,945	100.00
Sycamore Property Group LLC, 11729	04/29/26 - 06/08/26	546,288	100.00
Taft Gardens LLC, 11561	08/14/25 - 04/03/26	742,440	100.00
Trio REI Inc., 11751	05/22/26 - 06/09/26	345,659	100.00
UKA Development LLC, 11656	01/30/26	374,000	100.00
Vapa Investments LLC, 11636	12/10/25 - 05/06/26	139,033	100.00
Vapa Investments LLC, 11647	01/13/26	134,643	100.00
Vapa Investments LLC, 11648	01/13/26	132,035	100.00
Vapa Investments LLC, 11649	01/13/26	117,000	100.00
Vapa Investments LLC, 11669	03/13/26	109,800	100.00
Verona Assets Inc., 11731	05/01/26	189,900	100.00
Verona Assets Inc., 11769	06/11/26	148,500	100.00
Verona Assets Inc., 11770	06/11/26	184,500	100.00
VM Premier LLC, 11752	05/22/26	900,000	100.00
Woodhouse Management LLC, 11725	04/23/26	1,444,500	100.00
Total Residential Transitional Loans		56,938,578

Land Banking Loans

Fox Hollow	02/13/26 - 06/11/26	1,662,864	100.00
Haddon Brook	01/23/26 - 06/25/26	1,535,754	100.00
Higgins Crossing	04/15/26 - 06/02/26	1,167,400	100.00
Quarter Path	12/18/25 - 06/11/26	1,108,028	99.76
Taylor Landing	06/05/26	1,113,396	100.00
Total Land Banking Loans		6,587,442
		$63,526,020
(b)
Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at June 30, 2026 amounted to $9,049,606, which represents approximately 11.27% of net assets of the Fund.
(c)
Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of June 30, 2026.
(d)
A portion or all of the security is designated as collateral for reverse repurchase agreements.
(e)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of June 30, 2026.
(f)
Represents 7-day effective yield as of June 30, 2026.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund  |  Consolidated Schedule of Investments  |  June 30, 2026 (unaudited)

Abbreviations

FHLMC
— Federal Home Loan Mortgage Corp.
SOFR
— Secured Overnight Financing Rate

As of June 30, 2026, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$201,484
Aggregate gross unrealized depreciation	(4,364)
Net unrealized appreciation	$197,120
Federal income tax cost of investments	$75,931,135

Reverse Repurchase Agreement

Counterparty	Interest Rate (%)	Trade Date	Maturity Date	Face Value ($)	Face Value Including Accrued Interest ($)	Type of Non Cash Underlying Collateral	Remaining Contractual Maturity of Agreement
RBC Capital Markets Corporation	5.20	03/31/2026	08/31/2026	(1,004,000)	(1,017,342)		Commercial Mortgage- Backed Securities	61
RBC Capital Markets Corporation	5.23	05/18/2026	10/19/2026	(764,000)	(768,884)		Residential Mortgage- Backed Securities	110
RBC Capital Markets Corporation	5.46	06/29/2026	11/30/2026	(698,000)	(698,212)		Residential Mortgage- Backed Securities	152

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Consolidated Statement of Assets
and Liabilities

June 30, 2026 (unaudited)

First Eagle Real Estate Debt Fund*
Assets
Investments (Cost $75,931,135) (Note 2)	$76,128,255
Cash	2,997,663
Receivable for investments sold	3,698,470
Receivable for Fund shares sold	233,610
Accrued interest and dividends receivable	740,995
Due from adviser (Note 6)	251,471
Other assets	8,691
Total Assets	84,059,155
Liabilities
Investment advisory fees payable (Note 6)	84,387
Reverse repurchase agreements, at value	2,466,000
Payable for investments purchased	126,012
Administrative fees payable (Note 6)	10,250
Payable for dividends to shareholders	475,402
Interest expense and fees payable (Note 3)	18,437
Accrued expenses and other liabilities	613,095
Total Liabilities	3,793,583
Commitments and contingent liabilities^	—
Net Assets	$80,265,572
Net Assets Consist of
Paid in capital	$79,926,030
Total distributable earnings (losses)	339,542
Net Assets	$80,265,572
Class I
Net Assets	$80,265,572
Shares Outstanding	3,158,817
Net asset value per share and redemption proceeds per share	$25.41
*
Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, First Eagle Real Estate Debt Cayman Fund, Ltd. and First Eagle Real Estate Debt Lot Option TRS, LLC.
^
See Note 6 in the Notes to the Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Consolidated Statement of Operations

Period ended June 30, 2026 (unaudited)

First Eagle Real Estate Debt Fund*
Investment Income
Interest	$2,767,344
Dividends	92,304
Total Income	2,859,648
Expenses
Investment advisory fees (Note 6)	418,465
Shareholder servicing agent fees	24,178
Administrative fees (Note 6)	13,257
Professional fees	451,638
Custodian and accounting fees	173,090
Shareholder reporting fees	5,874
Trustees’ fees (Note 6)	13,366
Interest expense and fees on borrowings (Note 3)	66,018
Registration and filing fees	38,342
Loan servicing fees	81,169
Other expenses	2,929
Total Expenses	1,288,326
Expense waiver (Note 6)	(1,134,265)
Expense reductions due to earnings credits (Note 2)	(7,238)
Net Expenses	146,823
Net Investment Income (Note 2)	2,712,825
Realized and Unrealized Gains (Losses) on Investments and Unfunded Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	80,989
80,989
Changes in unrealized appreciation (depreciation) of:
Investments	156,045
156,045
Net realized and unrealized gains on investments and unfunded commitments	237,034
Net Increase in Net Assets Resulting from Operations	$2,949,859
*
Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, First Eagle Real Estate Debt Cayman Fund, Ltd. and First Eagle Real Estate Debt Lot Option TRS, LLC.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Consolidated Statements of Changes in Net Assets

	First Eagle Real Estate Debt Fund
For the Six Months ended June 30, 2026 (unaudited)*	For the Period 3/31/25† - 12/31/25**
Operations
Net investment income	$2,712,825	$1,841,217
Net realized gain from investments	80,989	33,556
Change in unrealized appreciation of investments	156,045	41,075
Net increase in net assets resulting from operations	2,949,859	1,915,848
Distributable earnings:
Class I	(2,769,100)	(1,757,065)
Decrease in net assets resulting from distributions	(2,769,100)	(1,757,065)
Fund Share Transactions
Class I
Net proceeds from shares sold	29,930,639	50,091,752
Net asset value of shares issued for reinvested dividends and distributions	308,464	63,832
Cost of shares redeemed	(468,657)	—
Increase in net assets from Class I share transactions	29,770,446	50,155,584
Increase in net assets from Fund share transactions	29,770,446	50,155,584
Net increase in net assets	29,951,205	50,314,367
Net Assets (Note 2)
Beginning of period	50,314,367	—
End of period	$80,265,572	$50,314,367
Changes in Shares Outstanding
Class I
Shares outstanding, beginning of period	1,988,683	—
Shares sold	1,176,445	1,986,158
Shares issued on reinvestment of distributions	12,156	2,525
Shares redeemed	(18,467)	—
Shares outstanding, end of period	3,158,817	1,988,683
*
Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, First Eagle Real Estate Debt Cayman Fund, Ltd. and First Eagle Real Estate Debt Lot Option TRS, LLC.
**
Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC and First Eagle Real Estate Debt Cayman Fund, Ltd.
†
Inception date.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Consolidated Statement of
Cash Flows

Period ended June 30, 2026

First Eagle Real Estate Debt Fund*
Cash Flows Provided by (Used in) Operating Activities:
Net increase in net assets resulting from operations	$2,949,859
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(48,653,887)
Proceeds from sale and paydowns of investments	24,536,579
Net increase in short-term investments	(2,887,701)
Realized (gain) loss on investments	(80,989)
Change in unrealized (appreciation) depreciation on investments	(156,045)
Amortization (accretion) of bond premium (discount)	(11,660)
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(173,235)
Due from adviser	(251,471)
Due from custodian	295,456
Other assets	(7,581)
Increases (decreases) in operating liabilities:
Investment advisory fees payable	(31,442)
Administrative fees payable	4,427
Interest expense and fee payable	7,223
Accrued expenses and other liabilities	(109,640)
Net cash provided by (used in) operating activities	$(24,570,107)
Cash Flows Provided by (Used in) Financing Activities:
Proceeds from shares sold	29,839,957
Payments on reverse repurchase agreements	(140,000)
Payments on shares redeemed	(468,657)
Cash distributions paid	(2,307,641)
Net cash provided by (used in) financing activities	$26,923,659
Net change in cash	2,353,552
Cash, beginning of period	644,111
Cash, end of period	$2,997,663

Supplemental disclosure of cash flow information:

Non-cash financing activities consist of reinvestment of distributions in the amount of $308,464.

Cash paid during the period for interest in the amount of $58,795 for stated interest expense.

*
Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, First Eagle Real Estate Debt Cayman Fund, Ltd. and First Eagle Real Estate Debt Lot Option TRS, LLC.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund

Financial Highlights

	Per share operating performance*
Class I	For the Six Months Ended June 30, 2026** (unaudited)	For the Period 3/31/25^ ‑ 12/31/25***
Investment Operations
Net asset value, beginning of period	$25.30		$25.00
Net investment income	1.06		1.58
Net realized and unrealized gains on investments and unfunded commitments†	0.09		0.03
Total investment operations	1.15		1.61
Less Dividends and Distributions
From net investment income	(1.04)		(1.31)
From capital gains	—		—
Total distributions	(1.04)		(1.31)
Net asset value, end of period	$25.41		$25.30
Total return	4.64	%(a)	6.56	%(a)
Net assets, end of period (thousands)	$80,266		$50,314
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	3.99	%(b)	6.01	%(d)
Operating expenses including earnings credits and/or fee waivers	0.45	%(b)(c)	0.43	%(c)(d)
Net investment income excluding earnings credits and/or fee waivers	4.86	%(b)	2.70	%(d)
Net investment income including earnings credits and/or fee waivers	8.39	%(b)	8.28	%(d)
Supplemental Data
Portfolio turnover rate	14.70	%(a)	17.67	%(a)
^
Inception date.
*
Per share amounts have been calculated using the average shares method.
**
Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, First Eagle Real Estate Debt Cayman Fund, Ltd. and First Eagle Real Estate Debt Lot Option TRS, LLC.
***
Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC and First Eagle Real Estate Debt Cayman Fund, Ltd.
†
The amount shown for shares outstanding throughout the period does not accord with the aggregate gain/loss for that period because of the timing of sales and purchases of the Fund’s shares in relation to fluctuating market value of the investments in the Fund.
(a)
Not Annualized.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund

Financial Highlights

(b)
Annualized.
(c)
Interest expense and fees relate to the reverse repurchase transactions (See Note 3(e)) representing 0.20% and 0.18% for the period January 1, 2026 to June 30, 2026 and for the period March 31, 2025 to December 31, 2025, respectively. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 0.25% and 0.25%, for the period January 1, 2026 to June 30, 2026 and for the period March 31, 2025 to December 31, 2025, respectively.
(d)
Annualized, except for fixed costs.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Real Estate Debt Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.” The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Third Amended and Restated Declaration of Trust, dated as of December 6, 2024.

The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, a majority of its Managed Assets in a portfolio of residential and residential-related real estate-related investments. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in a portfolio of public and private real estate-related debt investments. These investments will include: short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties (“Residential Transitional Loans”) through one or more special purpose vehicles (“SPVs”), each a wholly-owned subsidiary of the Fund; homebuilder development financing (“Land Banking”) either through one or more joint ventures with a local operating partner, each a majority-owned subsidiary of a taxable REIT subsidiary of the Fund through which the Fund and the operating partner will equally share voting control over the joint venture’s operations, or in the form of loans to borrowers; mezzanine financing structured as subordinated debt backed by single or multi-family properties or loans (“Residential Mezzanine Loans”); and agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and credit risk transfer (“CRT”) securities issued by the U.S. Federal National Mortgage Association and the U.S. Federal Home Loan Mortgage Corporation.

The Fund currently offers six classes of Common Shares: Class A‑1 Shares, Class A‑2 Shares, Class A‑3 Shares, Class A‑4 Shares, Class I Shares and Class W Shares. Class A‑1 Shares and Class W Shares are offered starting April 30, 2026.

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). A controlling interest in First Eagle Holdings is owned by funds managed by Genstar Capital, LLC.

Napier Park Global Capital (US) LP (“Napier Park” or the “Subadviser” and together with the Adviser, the “Advisers”) serves as the Fund’s investment subadviser.

Napier Park is a global alternative investment adviser known for its management of collateralized loan obligations, separately managed accounts and commingled funds. The portfolio management team of the Subadviser, including at the

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Subadviser’s predecessor firm, has been investing in public securities, including mortgage-backed securities, asset-backed securities, and consumer debt, since 2008, and has been investing in private real estate debt since 2015. The Subadviser is an indirect wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)
Investments in Subsidiaries — An SPV, a wholly-owned subsidiary of the Fund, was established to invest in Residential Transitional Loans (“First Eagle Real Estate Debt Fund SPV”). As of June 30, 2026, the SPV has $63,977,693 in net assets, representing 79.71% of the Fund’s net assets. The assets and credit of the SPV are not available to satisfy the obligations of the Fund. The First Eagle Real Estate Debt Cayman Fund, Ltd., established on January 6, 2025, is an exempted company under the laws of the Cayman Islands. As of June 30, 2026, the First Eagle Real Estate Debt Cayman Fund, Ltd. has $3,802,489 in net assets, representing 4.74% of the Real Estate Debt Fund’s net assets. The First Eagle Real Estate Debt Security TRS, LLC was formed on May 21, 2025. As of June 30, 2026, the First Eagle Real Estate Debt Security TRS, LLC has $1,000 in net assets, representing 0.00% of the Real Estate Debt Fund’s net assets. The First Eagle Real Estate Debt Lot Option TRS, LLC was formed on June 11, 2026.  As of June 30, 2026, the First Eagle Real Estate Debt Lot Option TRS, LLC and the First Eagle Real Estate Debt Lot Option Joint Venture have been formed but have not commenced operations. The consolidated financial statements include the accounts of the Fund, the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, First Eagle Real Estate Debt Cayman Fund, Ltd. and First Eagle Real Estate Debt Lot Option TRS, LLC. All intercompany transactions and balances have been eliminated.
b)
Investment Valuation — The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Fund’s securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, such holdings may be “fair valued” in accordance with procedures adopted by the Board (the “Fair Value Procedures”). The Board of

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Trustees of the Fund (the “Board”) has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy, as amended from time to time, to the Adviser and the Subadviser, and has authorized the use of independent third-party pricing and valuation services that have been approved by the Board.

Public real estate investments, which typically will be publicly traded debt securities, are valued primarily using prices provided by approved independent pricing services. If prices from approved independent pricing services are not available, broker prices will be used. If neither the price from the approved service providers nor the broker price is available, the security will be fair valued in accordance with the Fair Value Procedures. The Adviser and Subadviser will receive daily monitoring reports from the Fund’s administrator, including information relevant to the pricing analysis for these investments.

Residential Transitional Loans and Land Banking Loans may be valued at cost for a period following closing as cost represents fair value for this period. Otherwise, these investments primarily are valued by the Fund’s administrator using prices provided by approved independent pricing services, generally updated on a monthly basis and reflecting pricing models that include inputs like estimated cash flows and performance/delinquency adjustments and forecasts. These prices are reviewed by the Subadviser to confirm that the valuation provided is within a reasonable range. For Residential Transitional Loans, the Subadviser will receive monthly monitoring reports from the loan servicer, including information relevant to the pricing analysis for these investments (e.g., delinquency rates). Information from monitoring reports and from the Subadviser’s proprietary due diligence review of these investments is provided to the Fund’s administrator and/or the independent pricing service provider, which will incorporate relevant information in its pricing analysis.

Repurchase agreements and reverse repurchase agreements are valued at contract amount plus accrued interest.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparables and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The estimated fair value of the residential transitional loans is affected by, among others, interest rates, historical default rates of similar loans, value of the underlying property and the creditworthiness of the borrower. As a result, determining fair value involves assumptions, which may be subjective in nature. Further, the investments may be held for investment income generation and thus may not be presently held for sale. As a result, amounts ultimately realized from the investments may vary significantly from the estimates of fair value recorded and the differences could be material to the Fund’s consolidated financial statements.

The Fund values its interests in private loans through an income approach whereby cash flows are discounted using an estimated market participant required yield to maturity, as applicable.

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a‑5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2026:

First Eagle Real Estate Debt Fund

Description†	Level 1	Level 2	Level 3‡	Total
Assets:
Commercial Mortgage-Backed Securities	$—	$2,015,899	$—	$2,015,899
Land Banking Loans	—	—	6,584,782	6,584,782
Residential Mortgage-Backed Securities	—	7,033,707	—	7,033,707
Residential Transitional Loans	—	—	56,938,578	56,938,578
Short-Term Investments	3,555,289	—	—	3,555,289
Total	$3,555,289	$9,049,606	$63,523,360	$76,128,255
Liabilities:
Reverse Repurchase Agreements (Sold Short)	$—	$(2,466,000)	$—	$(2,466,000)
Total	$—	$(2,466,000)	$—	$(2,466,000)
†
See Schedule of Investments for additional detailed categorizations.
‡
Value determined using significant unobservable inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Land Banking Loans		Residential Transitional Loans	Total
Beginning Balance — market value	$907,230	$43,994,862	$ 44,902,092
Purchases(1)	5,680,211	38,149,084	43,829,295
Sales(2)	—	(25,205,368)	(25,205,368)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/(premiums)	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(2,659)	—	(2,659)
Ending Balance — market value	$6,584,782	$56,938,578	$63,523,360
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,659)	$—	$(2,659)
(1)
Purchases include all purchases of securities and securities received in corporate actions.
(2)
Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

The following is a summary of the Fund’s valuation techniques and significant amounts of unobservable inputs used in the Fund’s Level 3 securities as of
June 30, 2026:

Disclosure on the Unobservable Inputs for First Eagle Real Estate Debt Fund as of June 30, 2026

Investment Type	Fair Value as of June 30, 2026	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Residential Transitional Loans	$56,938,578	Discount Cash Flow	Comparable Yield	7.40%-11.17% (8.92%	)	Decrease
Land Banking Loans	6,584,782	Discount Cash Flow	Comparable Yield	12.91%-14.29% (13.73%	)	Decrease

Notes:

(a)
This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.
c)
Cash — For the purposes of the Consolidated Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash. The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
d)
Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligation using the effective yield method. Paydown gains and losses are netted and recorded as interest income on the Consolidated Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Consolidated Statement of Operations.

e)
United States Income Taxes — The Fund intends to continue to qualify as a real estate investment trust (“REIT”) by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to REITs, and to

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

distribute substantially all of its earnings to its shareholders. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year.

If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s taxable income that the Fund annually distributes to shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

f)
Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.
g)
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
h)
Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
i)
Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
j)
Segment Reporting — In accordance with ASC 280, the Fund has determined that it has a single operating segment which derives its revenues from investments made in accordance with the Fund’s defined investment objective. The Fund’s chief operating decision maker (“CODM”) is represented by the Fund Operating Committee of the Adviser. The Fund’s net investment income, total returns, expense ratios, and net increase (decrease) in net assets resulting from operations which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the Fund’s consolidated financial statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Note 3 — Securities and other Investments

a)
Residential Mortgage-Backed Securities — Holders of Residential Mortgage-Backed Securities bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.
b)
Commercial Mortgage-Backed Securities — Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default.

Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court appointed receiver to control collateral cash flow.

c)
Short-term Mortgage Loans — Short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties through one or more SPVs.
d)
Land Banking Loans — Homebuilder development financing in the form of loans to developers that are secured by real property so that the developers can acquire land and then sell finished lots to homebuilders at a fixed price on a pre-determined schedule.
e)
Repurchase Agreements and Reverse Repurchase Agreements — The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund may be subject to an increase in borrowing costs if the counterparty to a reverse repurchase agreement seeks to increase the rate of borrowing upon a roll of the repurchase agreement. In addition, the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional collateral with the counterparty or suffer mandatory liquidation of the securities subject to repurchase to compensate for the decline in value.

Repurchase and reverse repurchase agreements can have effects similar to margin trading and other leveraging strategies.

The Fund pledged securities as collateral valued at $5,219,364 which have been identified on the Schedule of Investments.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

For the period ended June 30, 2026, the average borrowings for the Fund were $2,497,210 over 181 days. The average borrowing rate for the Fund was 5.24%.

f)
Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f‑4 with respect to its Derivatives Transactions (as defined below). Rule 18f‑4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f‑4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f‑4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f‑4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Under Rule 18f‑4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f‑4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

Market turmoil may negatively affect the Fund’s performance. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund.

Non-Diversified Risk — The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the instruments of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a REIT accorded special tax treatment under the Code, which imposes its own diversification requirements.

Real Estate Industry Concentration Risk — The Fund will concentrate (i.e., invest more than 25% of its assets) its investments in the real estate industry. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

To the extent that the Fund invests in real estate investments, it will be subject, directly or indirectly, to the risks associated with owning real estate and with the real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions; the supply and demand for properties; energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of the Advisers.

Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.

Asset Allocation Risk — The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser or the Subadviser may make less than optimal or poor asset allocation decisions.

The Adviser and the Subadviser employ an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser or the Subadviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Debt Securities Risk — The value of debt securities may decline for a number of reasons that directly relate to the borrower, such as the borrower’s financial strength, management performance, financial leverage and reduced demand for the borrower’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer of debt securities may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Structured Investments Risk — The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments,

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indexes and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Construction Loans Risk — If the Fund fails to fund its entire commitment on a construction loan or if a borrower otherwise fails to complete the construction of a project, there could be adverse consequences associated with the loan, including, without limitation: (1) a loss of the value of the property securing the loan, especially if the borrower is unable to raise funds to complete it from other sources; (2) a borrower claim against the Fund for failure to perform under the loan documents; (3) increased costs to the borrower that the borrower is unable to pay; (4) a bankruptcy filing by the borrower; and (5) abandonment by the borrower of the collateral for the loan. Additionally, the process of foreclosing on a property is time consuming, and the Fund may incur significant expense if it forecloses on a property securing a loan under these or other circumstances. The occurrence of any of the foregoing events could result in losses to the Fund, which could materially and adversely affect the Fund.

Residential Transitional Loans Risk — Holders of Residential Transitional Loans bear various risks, including credit, market, interest rate, extension, structural and legal risks. Typically, such loans may be prepaid at any time. Residential Transitional Loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of defaults and losses on mortgage loans (such as Residential Transitional Loans) will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a mortgage loan is in default, foreclosure of such mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted mortgage loans or foreclosed properties may be very limited.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

At any one time, a portfolio of Residential Transitional Loans may consist disproportionately of loans with large aggregate principal amounts secured by properties in only a few states or regions. For example, the Subadviser’s focus on areas where there are strong housing fundamentals and concentration of residential- rehabilitation activity often leads to greater concentration of portfolio investments in those states versus their pro-rata sharing of US-housing values. As a result, the Fund is subject to the risk that an acute change in housing demand in the respective areas, due to changes in demographic trends or particular economic stresses which are localized to those areas, may negatively impact the value of the Residential Transitional Loans held by the Fund. As a result, the Residential Transitional Loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations and loan sizes. As a result, such portfolio of loans may experience increased losses as compared to a more diversified portfolio.

A Residential Transitional Loans may have a balloon payment due on its maturity date. Balloon mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates, conditions in credit markets and general economic conditions. If the borrower is unable to make such balloon payment, the Residential Transitional Loans will likely default.

Prepayments on Residential Transitional Loans will be influenced by the prepayment provisions of the related mortgage notes and may also be affected by a variety of economic, geographic and other factors, including the difference between the interest rates on the underlying mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related mortgage loans, the rate of prepayment on the underlying mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on a portfolio of Residential Transitional Loans. Residential Transitional Loans are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the Residential Transitional Loans, resulting in a reduction in yield to maturity for holders of such securities.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Residential Transitional Loans may be non-conforming mortgage loans that do not qualify for purchase by government-sponsored agencies, such as Fannie Mae and Freddie Mac, because of characteristics and size that do not satisfy Fannie Mae and Freddie Mac guidelines. Non-conforming mortgage loans are likely to experience rates of delinquency, foreclosure and loss that are higher, and that may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines. The principal differences between conforming mortgage loans and non-conforming mortgage loans include the applicable loan-to-value ratios, the credit and income histories of the related mortgagors, the documentation required for approval of the related mortgage loans, the types of properties securing the mortgage loans, the loan sizes and the mortgagors’ occupancy status with respect to the mortgaged properties. As a result of these and other factors, the interest rates charged on non-conforming mortgage loans are often higher than those charged for conforming mortgage loans. The combination of different underwriting criteria and higher rates of interest may also lead to higher delinquency, foreclosure and losses on non-conforming mortgage loans as compared to conforming mortgage loans.

If there are a significant number of defaults and delinquent payments on the Residential Transitional Loans, the Fund may suffer significant losses.

In recent years, the mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of a portfolio of Residential Transitional Loans. Delinquencies and losses with respect to mortgage loans have been and may continue to be volatile. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on housing loans generally.

Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Borrowers with adjustable rate mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate. Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their mortgaged properties to permit them to refinance. Furthermore, borrowers who intend to sell their mortgaged properties on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell such properties for an amount equal to or greater than the unpaid principal balance of their loans. These events, alone or in combination, may contribute to higher delinquency rates and, as a result, adversely affect the performance and market value of a portfolio of Residential Transitional Loans.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

In addition, a mortgage loan originator may experience financial difficulties or bankruptcy. These difficulties may result from declining markets for mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults, or for material breaches of representations and warranties made on the mortgage loans, such as fraud claims. These difficulties may adversely affect the performance and market value of Residential Transitional Loans originated, serviced or subserviced by these companies.

Certain Residential Transitional Loans may be structured with negative amortization features. Negative amortization arises when the mortgage payment in respect of a loan is smaller than the interest due on such loan. On any such mortgage loans, if the monthly payments are not enough to cover both the interest and principal payments on the loan, the shortfall is added to the principal balance, causing the loan balance to increase rather than decrease over time. During periods in which the outstanding principal balance of any such mortgage loan is increasing due to the addition of deferred interest, the increasing principal balance of such mortgage loan may approach or exceed the value of the related mortgage property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such mortgage loan that is required to be liquidated. Furthermore, each such mortgage loan generally provides for the payment of any remaining unamortized principal balance (due to the addition of deferred interest, if any, to the principal balance of such mortgage loan) in a single payment at the maturity of the loan. Because the related mortgagors may be required to make a larger single payment upon maturity, it is possible that the default risk associated with such mortgage loans is greater than that associated with fully amortizing mortgage loans. To the extent the Fund invests in loans with negative amortization features, the Fund’s returns could be adversely affected.

Laws such as the Relief Act provide relief to mortgagors who enter into active military service or who were on reserve status but are called to active duty after the origination of their mortgage loans. Under the Relief Act, during the period of a mortgagor’s active duty, the rate of interest that may be charged on such mortgagor’s loan will be capped at a rate of 6% per annum, which may be below the interest rate that would otherwise have been applicable to such mortgage loan. If the loans in the Fund’s portfolio are or become subject to such caps, the Fund’s returns could be adversely affected.

Violations of loan origination or servicing laws may result in losses on a portfolio of Residential Transitional Loans. Applicable state laws generally regulate interest rates and other charges, require licensing of originators and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of Residential Transitional Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

and principles may limit the ability of a lender to collect all or part of the principal of or interest on the Residential Transitional Loans, may entitle a borrower to a refund of amounts previously paid and, in addition, could subject the owner of a Residential Transitional Loans to damages and administrative enforcement.

The Fund currently intends to hold its interests in Residential Transitional Loans in a trust structure in which the Fund will hold all of the trust’s beneficial interest and the trustee will be a U.S. national bank acting as custodian of the trust assets. The trust will be treated as a wholly-owned subsidiary of the Fund. The Taxable REIT Subsidiaries (“TRSs”) and subsidiaries of the Fund, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans, will comply with provisions of the 1940 Act related to affiliated transactions and custody of assets (Section 17) or exemptive relief therefrom. The Fund will comply with provisions governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the TRSs, and each subsidiary of the Fund, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans. In addition, the Adviser and the Board, as relevant, will comply with the provisions of Section 15 of the1940 Act with respect to a TRS’s or other subsidiary’s, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans, investment advisory contract.

Land Banking Investments Risk — The Fund expects to make Land Banking investments either (i) through one or more joint ventures with a local operating partner, each a majority-owned subsidiary of a TRS of the Fund through which the Fund and the operating partner will equally share voting control over the joint venture’s operations, or (ii) in the form of loans to developers that are secured by real property so that the developers can acquire land and then sell finished lots to homebuilders at a fixed price on a predetermined schedule.

The Fund may enter into “debt-like” (for non-tax purposes) Land Banking arrangements in which a Land Banking Subsidiary will purchase finished or unfinished land parcels from a homebuilder (or third party identified by the homebuilder) and provide the homebuilder an option to purchase back finished land parcels on a periodic basis at fixed prices. In connection with Land Banking arrangements, the Fund will also engage the homebuilder to make agreed horizontal (streets, sewers, etc.) and/or vertical (home construction) improvements to the land parcels and will fund the costs of such improvements. Land Banking arrangements will subject the Fund to the risks inherent in the ownership and operation of real estate. In connection with these Land Banking arrangements, the homebuilder will make an initial payment and/or periodic payments to a Land Banking Subsidiary under an option contract. The option contracts will not create a contractual obligation requiring the homebuilder to purchase back any or all of the finished land parcels from the Land Banking Subsidiary, and the homebuilder will be free to decline to purchase the land parcels or terminate the option contract at any time. Such an outcome results in the Land Banking Subsidiary holding the land

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

parcels longer than intended and can be considered the functional equivalent of a “default” under traditional financing arrangements (i.e., in which the lender must take possession of financed property). In such case, the Land Banking Subsidiary may not be able to resell the land parcels at attractive prices, which could cause the Fund to incur substantial losses, including the loss of the purchase price and funded construction costs. In addition, the option contracts will provide a “takedown” schedule permitting the homebuilder to purchase back finished land parcels from the Land Banking Subsidiary on a periodic basis at fixed prices. The payments are intended to compensate the Fund for funding the purchase price of the land parcels and construction costs. However, subject to adjustment in limited circumstances, payments under the option contracts and the “takedown” prices at which the homebuilder may purchase back finished land parcels will be determined at the onset of the Land Banking arrangement. There can be no assurance that such payments will be sufficient to compensate the Fund for all costs, including unanticipated costs, related to the Land Banking arrangements. In addition, in the event that the homebuilder declines to purchase the land parcels or terminates the option contract, the Land Banking Subsidiary will not receive further payments under the option contract. Payments received prior to the termination may not be sufficient to compensate the Fund for all costs incurred by the Fund under the Land Banking arrangement.

In connection with Land Banking arrangements through a Land Banking Subsidiary, the Fund may also engage the homebuilder under a construction contract to make agreed horizontal (streets, sewers, etc.) and/or vertical (home construction) improvements to the land parcels. At the onset of the Land Banking arrangement, the Fund and the homebuilder will agree to a construction schedule and budget for the development of the land parcels. The Fund may reimburse the homebuilder on a periodic basis for the homebuilder’s costs and obligations, subject to the agreed cap on such costs. Generally, under the construction contracts, cost overruns and/or additional unanticipated costs will be borne by the homebuilder, without reimbursement by the Fund. However, the Fund is subject to the risk that significant cost overruns, additional unanticipated costs and/or delays could cause the homebuilder to terminate the option contract and construction contract. In that case, the Fund may not be able to engage a suitable replacement homebuilder or resell the land parcels at attractive prices. This could cause the Fund to incur substantial losses, including the loss of the purchase price and funded construction costs.

In connection with Land Banking arrangements through a Land Banking Subsidiary, the homebuilder generally bears all property-related expenses and remains liable for taxes and assessments, repairs, compliance with regulatory and environmental obligations and other matters. However, if a homebuilder becomes bankrupt then the Fund would likely be required to bear such costs, which could be substantial. Any bankruptcy by a homebuilder could cause the Fund to incur substantial losses.

The success of the Fund’s Land Banking investments depends upon the ability to identify reputable and creditworthy homebuilders and to acquire attractive land

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

parcels for development of projects at reasonable prices and with terms that meet the Advisers’ underwriting criteria. The Land Banking Subsidiaries’ ability to acquire land parcels for new projects may be adversely affected by changes in the general availability of land parcels, the willingness of land sellers to sell land parcels at reasonable prices, competition for available land parcels, availability of financing to acquire land parcels, zoning and other market conditions. If the supply of land parcels appropriate for development of projects is limited because of these factors, or for any other reason, the Fund’s ability to achieve its investment objective could be significantly limited.

Additionally, the Fund’s ability to begin new projects could be impacted if homebuilders decline to purchase land parcels or terminate option contracts in connection with existing Land Banking arrangements. Also material to the success of the Fund’s Land Banking investments through a Land Banking Subsidiary are the contributions of the Fund’s local operating partner. The local operating partner proposes joint venture opportunities, manages relationships with the developers and supervises individual projects on a day-to-day basis subject to agreed joint venture operating terms. Were a local operating partner to cease to do business with the Fund or experience financial or operating difficulties, including loss of personnel, those circumstances could have a material adverse effect on the Fund’s investments.

While the Fund treats its investments in the Land Banking Subsidiaries through which it makes Land Banking investments as equity investments for tax and accounting purposes, the Fund (and the market generally) considers the underlying Land Banking transactions to be a form of development financing and to have debt-like characteristics (though again treated as equity for tax purposes). These investments in Land Banking Subsidiaries will be treated as qualifying debt investments for purposes of the Fund’s 80% of Managed Assets investment restriction.

As a participant in the Land Banking Subsidiaries, the Fund is indirectly exposed to the operations of these businesses, including the expenses of owning and developing lots, interest expenses associated with leverage at the level of a Land Banking Subsidiary or the lots, servicing and project management expenses (including incentive-based expenses) paid to the local operating partner, and other ordinary project expenses (and potentially extraordinary expenses such as litigation). These expenses can be significant. They are not, however, borne by the Fund and are not presented as part of the Fund’s expenses shown in the Summary of Fund Expenses tables. To the extent a Land Banking Subsidiary is treated as a “significant subsidiary” of the Fund under applicable accounting guidance, summary financial information for that Land Banking Subsidiary, including relating to expenses, would be available in the Fund’s financial statements going forward.

Certain Land Banking investments by the Fund are also expected to be in the form of loans to developers so that the borrowers can acquire land and then sell finished lots to homebuilders at a fixed price on a pre-determined schedule. The borrower

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

will use proceeds from the loan from the Fund to purchase finished or unfinished land parcels from a homebuilder (or third party identified by the homebuilder) and provide the homebuilder an option to purchase back finished land parcels on a periodic basis at fixed prices. The Fund’s loan will be secured by such real property. The success of these kinds of Land Banking investments depends upon the ability to identify developers that have relationships with reputable and creditworthy homebuilders. The Fund’s ability to make loans to developers through this arrangement may be adversely affected by factors affecting developers and homebuilders, including changes in the general availability of land parcels, the willingness of land sellers to sell land parcels at reasonable prices, competition for available land parcels, availability of financing to acquire land parcels, zoning and other market conditions. If the supply of land parcels appropriate for development of projects is limited because of these factors, or for any other reason, the Fund’s ability to achieve its investment objective could be significantly limited. Additionally, the Fund’s ability to obtain repayment on loans could be negatively affected if homebuilders decline to purchase land parcels from the developer or homebuilders terminate option contracts in connection with existing Land Banking arrangements. The Fund anticipates that developers will contribute substantially all of the capital required to operate the borrowers and that the Fund’s loans to the borrowers will also be treated as qualifying debt investments for purposes of the Fund’s 80% of Managed Assets investment restriction.

Mortgage Loan Risk — The Fund will invest in mortgage loans, which are subject to risks of delinquency, foreclosure, and risk of loss. In the event of a borrower’s default, the Fund’s profitability will suffer a material adverse effect to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan.

Mortgage-Related and Asset-Backed Instruments Risk — Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments.

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these instruments and potentially causing the Fund to lose money. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets have experienced extreme difficulties in the past that adversely affected the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

CMBS Risk — CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.

RMBS Risk — The Fund’s investments RMBS are subject to the risks of defaults, foreclosure timeline extension, fraud, and home price depreciation and unfavorable modification of loan principal amount. In the event of defaults on the residential mortgage loans that underlie the Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize an anticipated return on investments and may incur a loss on these investments. On certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.

Reverse Repurchase Agreements Risk — The Fund may enter into financing arrangements that are structured as sale and repurchase agreements pursuant to which the Fund would nominally sell certain of its assets to a counterparty and simultaneously enter into an agreement to repurchase these assets at a later date in exchange for a purchase price. Economically, these agreements act as financings which are secured by the assets sold pursuant thereto.

The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, because the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

the market value of the securities acquired in the reverse repurchase agreements will decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund will decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund could be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s NAV will decline, and, in some cases, the Fund could be worse off than if it had not used such instruments.

Reverse repurchase agreements can be entered into either on relatively standard terms or pursuant to more bespoke arrangements that may provide for more or less continual coordination in respect of the assets sold. For example, in connection with the Fund’s Residential Transitional Loans the Fund anticipates that portfolios of loans may be transferred as assets held by a special purpose subsidiary and that the Fund will continue to direct the servicing and portfolio management of the loans during the course of the transaction.

Credit Default Swaps Risk — Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

New Construction and Real Estate Development Risk — The risks inherent in financing, purchasing, owning, selling, and developing land increase as the demand for new homes and rentals decreases. Real estate markets are highly uncertain, and the value of undeveloped land has fluctuated significantly and may continue to fluctuate. The Fund’s investments are subject to risks inherent in residential and commercial real estate generally as well as risks inherent to new construction and development, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, the risk that costs of construction materials or construction labor may rise materially during the development, overbuilding and price competition, decreased availability of suitable land, and changing government regulations (including zoning, usage and tax laws). In addition, land carrying costs can be significant and can result in losses or reduced profitability. As a result, the Fund may hold certain land, and may acquire or finance additional land, in its development pipeline at a cost that the Fund may not be able to fully recover or at a cost which precludes profitable development.

Property Construction Completion Risk — Cost overruns and non-completion of the construction or renovation of the properties underlying the instruments in which the Fund invests may materially adversely affect the Fund’s investment. The renovation, refurbishment or expansion by a borrower under a mortgaged or leveraged property involves risks of cost overruns and non-completion. Costs of construction or improvements to bring a property up to standards established for

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and if applicable, subsequent leasing of the property not being completed on schedule. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower may experience a prolonged impairment of net operating income and may not be able to make payments on Fund’s investment.

Repurchase Offers Risk — As described under “Periodic Repurchase Offers” above, the Fund is an Interval Fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c‑3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio instruments.

However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio instruments (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, which may accelerate the realization of taxable income and cause the Fund to make taxable distributions to Common Shareholders earlier than the Fund otherwise would have. In addition, non-redeeming Common Shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund’s Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Large Shareholder Risk — To the extent a large proportion of Common Shares are held by a small number of Common Shareholders, including affiliates of the Adviser and the Subadviser, the Fund is subject to the risk that these Shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers or that Common Shares held by such Common Shareholders will be subject to involuntary repurchases or mandatory redemptions in large amounts as described under “Involuntary Repurchases and Mandatory Redemptions,” including to allow the Fund to preserve its status as a REIT. Additionally, seed investors may receive waivers from the Board to own in excess of ownership limits that, absent such a waiver, generally prohibit any person or entity from beneficially or constructively owning (i) Common Shares in excess of 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding Common Shares and (ii) shares of the Fund (including Common Shares and preferred shares) in excess of 9.8% in value of the outstanding shares of the Fund.

An ownership waiver received by seed investors was extended by the Board of Trustees on June 30, 2026, which provides a further exemption for the seed investors from the general ownership limits and imposes a new “excepted holder” limit (i.e., provided for a waiver) permitting each seed investor to continue to hold their Common Shares in excess of the general ownership limits. Effective at the same date, the Board of Trustees reduced the general ownership limits, prohibiting other shareholders from beneficially or constructively owning (i) more than 1.67% (in value or number of shares, whichever is more restrictive) of the Fund’s outstanding Common Shares and (ii) more than 1.67% in value of the Fund’s outstanding shares (including Common Shares and preferred shares). If such ownership waivers expire, the seed investor will be subject to the 9.8% ownership limits at that time. If a seed investor still owns Common Shares in excess of the 9.8% ownership limits at that time, the Fund may need to repurchase some of the Common Shares so that the seed investor’s ownership of Common Shares is reduced below the 9.8% ownership limits. These transactions could adversely

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

affect the ability of the Fund to conduct its investment program. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of Common Shareholders may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Common Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Common Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over Shareholders that are affiliates of the Adviser and the Subadviser, whose holdings in the Fund may be significant and may have the effect of diluting third party Shareholders with respect to any repurchase offer.

Management Risk — The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser and the Subadviser to achieve the Fund’s investment objective. The Fund expects that the Adviser, with the assistance of the Subadviser, will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Management Agreement and Subadvisory Agreement, as applicable. The Fund can offer no assurance, however, that the senior investment professionals of the Adviser and/or Subadviser will continue to provide investment advice to the Fund. The loss of senior investment professionals of the Adviser and/or Subadviser and their affiliates would limit the Fund’s ability to achieve its investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Interest Rate Risk — General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund’s investment objective and rate of return on investment capital. A portion of the Fund’s income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money to make investments and may issue debt securities, preferred stock or other securities, the Fund’s net investment income is dependent upon the difference

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates. Benchmarks used to determine the floating rates earned on the Fund’s interest earning investments, such as SOFR, have maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates as it relates to investments and/or its underlying leverage will not have a material adverse effect on the Fund’s net investment income. The Fund uses a combination of equity and long-term and short-term borrowings to finance its investment activities.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. A significant increase in market interest rates could harm the Fund’s ability to attract new borrowers (direct or indirect) and originate new loans and investments. In periods of rising interest rates, the Fund’s cost of funds would increase, resulting in a decrease in the Fund’s net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund’s capital that the decrease in interest rates may produce. The Subadviser may, but is not required to, hedge against the risk of adverse movement in interest rates in the Fund’s short- term and long-term borrowings relative to the Fund’s portfolio of assets. If the Subadviser engages in hedging activities on behalf of the Fund, it may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition, and results of operations. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition, and results of operations.

Credit Risk — The Fund’s investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Borrower Default Risk — The Fund’s investments will be subject to the risk that a borrower is unable to make its payments on a loan. Non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans, or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Illiquidity Risk — To the extent consistent with applicable liquidity requirements for interval funds under Rule 23c‑3 of the 1940 Act, the Fund intends to invest in illiquid investments and may do so without limit. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale. For the period between the repurchase offer notice and the end of the repurchase period, the Fund must maintain 100% of the repurchase offer amount in liquid assets.

Valuation Risk — When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in any particular geography area, it is more likely to be impacted by events or conditions affecting that area. For example, political and economic conditions and changes in regulatory, tax, or economic policy in an area could significantly affect the market in that area and in surrounding or related areas and have a negative impact on the Fund’s performance. Because the Fund invests a significant portion of its assets in New York, California and Utah, the Fund is more susceptible to adverse economic, political or regulatory changes affecting properties in those states and may involve greater risk than funds that are more geographically diversified.

Secured Overnight Financing Rate (“SOFR”) — SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as other benchmarks or market rates would have performed at any time. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR or other rates.

Note 5 — Purchases and Sales of Securities

For the period ended June 30, 2026, purchases and sales of investments, excluding short-term investments, were $21,679,080 and $5,216,960, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the “Management Agreement”), the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets. Managed Assets includes assets purchased with borrowed money including, for this purpose, amounts attributable to the Fund’s use of reverse repurchase agreement financing. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund’s Managed Assets. No advisory fee will be paid by the Fund directly to the Subadviser.

The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of the Class A‑1, Class A‑2, Class A‑3, Class A‑4, Class I and Class W shareholders are limited to 0.75%, 1.00%, 1.00%, 0.75%, 0.25% and 0.25%, respectively, of average net assets (the “Expense Limitations”). This undertaking lasts until April 30, 2027 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A‑1, Class A‑2, Class A‑3, Class A‑4, Class I and Class W will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.75%, 1.00%, 1.00%, 0.75%, 0.25% and 0.25% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date on which the Fund incurred the fee and/or expense and is limited to the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recapture. Additionally, the Adviser has agreed to pay the Fund’s organizational and offering costs until effectiveness of the Fund’s registration statement and such costs will not be recoupable by the Adviser.

During the period ended June 30, 2026, the Adviser waived $1,134,265 in expenses, which are included under “expense waiver” on its Consolidated Statement of Operations. As of June 30, 2026, the Fund has $251,471 receivable from the Adviser for reimbursement of expenses, which are included under “due from adviser” on its Consolidated Statement of Assets and Liabilities.

		Potential Recoupment Amounts Expiring
Total Eligible for Recoupment		2028*	2029**
Class I	$2,448,724	$1,314,459	$1,134,265
*
Amounts included represent the amounts incurred for the period March 31, 2025 to December 31, 2025.
**
Amounts included represent the amounts incurred for the period January 1, 2026 to June 30, 2026. The finalized amount available for potential future repayment by the Adviser will be available as of December 31, 2026.

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of the Fund’s average daily net assets.

J.P. Morgan Chase Bank, N.A. (“JPM”), the Fund’s administrator, accounting agent and primary custodian, holds the Fund’s portfolio securities and other assets and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund. JPM, as the Fund’s administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund’s custodian. U.S. Bank National Association serves as the custodian of the assets of and owner trustee of First Eagle Real Estate Debt Fund SPV. SS&C GlobeOp performs administrative services on behalf of the First Eagle Real Estate Debt Fund SPV.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Independent Trustees are compensated by the Fund for their services. As of June 30, 2026, such amounts are included under Trustees’ fees on the Consolidated Statement of Operations.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the “Distributor”), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor.

Class A-1 Shares, Class A‑2 Shares, Class A‑3 Shares, Class A‑4 Shares, Class I Shares and Class W Shares are sold on a continuous basis at the Fund’s NAV per share, plus for Class A‑2 Shares and Class A‑4 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund’s Class A‑2 Shares or Class A‑4 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A‑2 Shares or Class A‑4 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the “Plan”) for the Class A‑1, Class A‑2 Shares, Class A‑3 Shares and Class A‑4 Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b‑1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A‑1, Class A‑2 Shares, Class A‑3 Shares and Class A‑4 Shares, as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.50% for Class A‑1, 0.75% for Class A‑2 Shares, 0.75% for Class A‑3 Shares and 0.50% for Class A‑4 Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A‑1 Shares, Class A‑2 Shares, Class A‑3 Shares and Class A‑4 Shares, respectively). Class I and Class W Shares do not pay distribution or servicing fees.

For the period ended June 30, 2026, the distribution and servicing fees incurred by the Fund are disclosed in the Consolidated Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at net asset value, which is the minimum amount permitted.

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

The following table summarizes the share repurchases completed during the period ended June 30, 2026.

Share Class		Repurchase Date	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Shares Repurchased	Aggregate Consideration for Repurchased Dollars	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
12/31/25	I	1/7/26	99,970	5%	6,773	6,773	$171,627	0.34%	N/A
3/31/26	I	4/7/26	129,784	5%	11,694	11,694	$297,030	0.45%	N/A
(1)
If the repurchase offer was oversubscribed, then the Fund repurchased shares on a pro-rata basis. After proration, the total shares repurchased by the Fund did not exceed the final approved repurchase offer of the total shares outstanding of the Fund. The Proration% Repurchased equals the Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

Note 9 — Unfunded Commitment

As of June 30, 2026, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Residential Transitional Loans
1103 Hoe NY LLC, 11571	$17,000	$17,000	$—
365 Marrett Rd. LLC, 11671	80	80	—
4333 Elmer Ave. LLC, 11670	242,253	242,253	—
445 GK LLC, 11573	995,000	995,000	—
5 Star Discount Homes LLC, 11641	252,877	252,877	—
70 Crest S. Orange LLC, 11667	464,200	464,200	—
A&L Investment Properties LLC, 11756	1,057,023	1,057,023	—

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Annamalayar LLC, 11643	$777,850	$777,850	$—
Arlington Ave. Properties LLC, 11506	175,000	175,000	—
Boulder Canyon Land Development LLC, 11760	295,730	295,730	—
Boulder Canyon Land Development LLC, 11761	630,395	630,395	—
Canopy West LLC, 11490	32,550	32,550	—
Guard Street Townhomes LLC, 11651	494,000	494,000	—
House Buyers 208 LLC, 11661	809,259	809,259	—
Ironhorse Fund LLC, 11559	160,133	160,133	—
J Harris Investments LLC, 11520	8,260	8,260	—
Maraprano Development LLC, 11673	820,512	820,512	—
NYC Holding Group LLC, 11426	150,000	150,000	—
One Source Funding LLC, 11684	1,751,501	1,751,501	—
Properties By T&M LLC, 11441	7,500	7,500	—
Rabs Rehab LLC, 11666	22,600	22,600	—
Sarian Homes Inc., 11663	485,920	485,920	—
Scribner Ave. Holdings LLC, 11646	70,000	70,000	—
SJ Valley Homes LLC, 11768	37,600	37,600	—
Structure Redevelopment LLC, 11664	910,000	910,000	—
Sycamore Property Group LLC, 11657	4,556	4,556	—
Sycamore Property Group LLC, 11729	38,712	38,712	—
Taft Gardens LLC, 11561	195,560	195,560	—
Trio REI Inc., 11751	21,840	21,840	—
UKA Development LLC, 11656	450,000	450,000	—
Vapa Investments LLC, 11647	40,000	40,000	—
Vapa Investments LLC, 11648	41,804	41,804	—
Vapa Investments LLC, 11649	31,486	31,486	—
Vapa Investments LLC, 11669	28,257	28,257	—
VM Premier LLC, 11752	100,000	100,000	—
Woodhouse Management LLC, 11725	300,000	300,000	—
Total Residential Transitional Loans	11,919,458	11,919,458	—
Land Banking Loans
Fox Hollow	1,501,296	1,501,296	—
Haddon Brook	1,715,829	1,715,829	—

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Higgins Crossing	$2,018,794	$2,018,794	$—
Quarter Path	2,451,022	2,451,022	—
Taylor Landing	4,946,428	4,946,428	—
Total Land Banking Loans	12,633,369	12,633,369	—
$24,552,827		$24,552,827	$—

Note 10 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b‑1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on January 1, 2026 and held for the six-months ended June 30, 2026.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 6/30/26	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Real Estate Debt Fund
Class I	4.64%	$1,000	$1,046.40	0.45%	$2.28
(1)
For the six-months ended June 30, 2026.
(2)
Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)
Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2026 and held for the six-months ended June 30, 2026.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Real Estate Debt Fund
Class I	5.00%	$1,000	$1,022.56	0.45%	$2.26
(1)
For the six-months ended June 30, 2026.
(2)
Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

General Information

Form N-PORT portfolio schedule

The First Eagle Real Estate Debt Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund’s proxy voting policies, (2) a description of the Fund’s proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC’s Web site at www.sec.gov.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by SS&C GIDS, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters” in the Fund’s Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Board Considerations for Continuation of Advisory Agreement (unaudited)

At a meeting held on June 3‑4, 2026, the Board of Trustees of the Fund, including a majority of the independent trustees (the “Independent Trustees”), approved the continuation of the Fund’s advisory agreement (the “Advisory Agreement”).

In response to a letter sent on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Trustees received extensive materials from the Adviser, including reviews of performance and expense information compared against the Fund’s benchmark and peer group compiled by an independent data provider. The Trustees also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management’s responses to their information request and the Independent Trustees reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the continuance of the Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•
The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision, and will continuously furnish an investment portfolio for the Fund consistent with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s Prospectus. The Trustees were assured that service levels for the Fund would not be affected by the Adviser’s undertaking to manage the Fund’s expense under an Expense Limitation Agreement (discussed below). The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.
•
The Trustees reviewed the Fund’s relationship with the Adviser and the institutional resources available to the Fund under that relationship. The Trustees, in their deliberations, recognized that, for many of the Fund’s shareholders, the decision to purchase Fund shares may have included a decision to select the Adviser as the investment adviser and that, in the minds of Fund shareholders, there may be a strong association between the Adviser and the Fund.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Board Considerations for Continuation of Advisory Agreement (unaudited)

•
The Trustees noted, based on reports by senior management, that the Adviser’s ownership group continues to be strongly supportive of the business and is engaged in appropriate and thoughtful strategic planning for the future.

Investment Performance of Fund and Adviser

•
Noting that the Fund commenced operations in 2025, the Trustees reviewed the performance of the Fund on both an absolute and a relative basis over the 1-year period.
•
Performance over the period was noted relative to the Fund’s benchmark and to the performance of peer funds. The comparative review reflected research and benchmarking by an independent data provider, with outperformance and lagging performance generally as follows (1-year period ended as of March 31, 2026):
	Peer Group	Benchmark
Real Estate Debt Fund	Outperformed over trailing 1-year period	Outperformed over trailing 1-year period
•
Performance for the Fund was determined to be adequate under the circumstances given the benchmark, peer comparisons and on an absolute basis, and reflective of the Fund’s investment objective and philosophy.
•
A memorandum provided to the Trustees with management commentary on performance was discussed.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

•
The Trustees reviewed the total compensation received by the Adviser (including compensation paid by the Adviser to the Subadviser) and the Fund’s total costs for using the Adviser’s services, taking into account expenses incurred by the Adviser that are passed through to the Fund (notably under the administrative cost reimbursement program). Total compensation was recognized as including both the advisory fee to be charged on “Managed Assets” (a gross measure of the Fund’s assets taking into account expenses incurred by the Adviser that are passed through to the Fund (notably, under the administrative cost reimbursement program)). The Trustees specifically considered the potential conflict of interest the Adviser has in a fee that is increased as a result of leverage. They concluded that this compensation was commensurate with the nature, extent, and quality of the services to be provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer interval funds for services comparable to those to be provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees’ review of the Advisory Agreement, together with a management summary of the same. They determined that the Adviser’s fees were competitive, with the net management fee being within the range of peers.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Board Considerations for Continuation of Advisory Agreement (unaudited)

•
A memorandum provided to the Trustees with management commentary on fees and expenses was discussed.
•
The Trustees also considered undertakings by the Adviser to support the Fund through an Expense Limitation Agreement. It was forecast that significant levels of Fund expense would be borne by the Adviser for at least the period of the agreement, subject to potential recoupment to the Adviser in the future. Finally, the Trustees considered that the Adviser had undertaken to bear the Fund’s initial organization and offering costs. This package of undertakings was considered to be of significant benefit to the Fund and to represent an entrepreneurial commitment by the Adviser to investing in its launch and initial operations.
•
While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service reimbursements (and related expense pass-throughs) to be paid. With regard to other possible benefits associated with the Adviser’s management of the Fund, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b‑1 fees on shareholders it services directly (if any) and that the Adviser may be able to extend investment and operational efficiencies associated with the Fund to its management of other types of accounts.
•
The Trustees reviewed the Fund’s expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. In regard to economies of scale, it was noted that any expectations of scale benefits for either the Fund or the Adviser are necessarily speculative at this point. It also was noted that one means by which an investment fund might benefit from scale are advisory fee breakpoints. No breakpoints were proposed, which the Adviser represented to be customary for interval funds of this nature.
•
The Trustees reviewed the Adviser’s financial condition and profitability. In considering profits to the Adviser associated with the Fund, they noted continued, significant entrepreneurial investment in the product. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability (when considered across the business) in maintaining the Adviser’s culture and management continuity. The Trustees also noted that the Adviser has consistently shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on the profits realized. The Trustees noted the impact on profitability of the subsidies and expense limitation terms described above. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

Board Considerations for Continuation of Subadvisory Agreement (unaudited)

At a meeting held on June 3‑4, 2026, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Subadvisory Agreement.

In response to a letter sent to the Subadviser on behalf of the Independent Trustees requesting information about the Subadvisory Agreement and other arrangements and plans, the Trustees were provided with background materials related to the annual review process. The Trustees also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the continuation of the Subadvisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management’s responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement. The Trustees considered that the Subadviser is wholly owned by the Adviser, that certain of the operations of the two entities are broadly integrated, and that the Subadviser can be considered to be the alternative credit business of the Adviser. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser). The Board did not separately consider the profitability of the Subadviser.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund

Trustees

Lisa Anderson (Retired)

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Scott Sleyster

Trustee Emeritus

Tamara L. Fagely

Jody T. Foster

John T. Kelly-Jones

Officers

Mehdi Mahmud

President

Frank Riccio

Senior Vice President

Michael Luzzatto

Vice President

Brandon Webster

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O’Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Peter Manion

Chief Accounting Officer

Jeffrey Traum

Associate General Counsel

Shuang Wu

Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

Napier Park Global Capital (US) LP

280 Park Ave
New York, NY 10017

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

U.S. Bank National Association

1 Federal St, Boston, MA 02110

Shareholder Servicing Agent

SS&C GIDS, Inc.

801 Pennsylvania Avenue,
Suite 219324
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Real Estate Debt Fund.

First Eagle Real Estate Debt Fund  |  Semiannual Report  |  June 30, 2026

First Eagle Real Estate Debt Fund is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105‑0048
800.334.2143 www.firsteagle.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3. Audit Committee Financial Expert.

Not applicable to this semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semiannual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to this semiannual report.

Item 6. Investments.

Please see the consolidated schedule of investments contained under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

2

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Considerations for Continuation of Advisory Agreement

At a meeting held on June 3-4, 2026, the Board of Trustees of the Fund, including a majority of the independent trustees (the “Independent Trustees”), approved the continuation of the Fund’s advisory agreement (the “Advisory Agreement”).

In response to a letter sent on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Trustees received extensive materials from the Adviser, including reviews of performance and expense information compared against the Fund’s benchmark and peer group compiled by an independent data provider. The Trustees also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management’s responses to their information request and the Independent Trustees reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the continuance of the Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreement:

Nature, Quality, and Extent of Services Provided by Adviser

●The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision, and will continuously furnish an investment portfolio for the Fund consistent with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s Prospectus. The Trustees were assured that service levels for the Fund would not be affected by the Adviser’s undertaking to manage the Fund’s expense under an Expense Limitation Agreement (discussed below). The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.

● The Trustees reviewed the Fund’s relationship with the Adviser and the institutional resources available to the Fund under that relationship. The Trustees, in their deliberations, recognized that, for many of the Fund’s shareholders, the decision to purchase Fund shares may have included a decision to select the Adviser as the investment adviser and that, in the minds of Fund shareholders, there may be a strong association between the Adviser and the Fund.

● The Trustees noted, based on reports by senior management, that the Adviser’s ownership group continues to be strongly supportive of the business and is engaged in appropriate and thoughtful strategic planning for the future

Investment Performance of Fund and Adviser

● Noting that the Fund commenced operations in 2025, the Trustees reviewed the performance of the Fund on both an absolute and a relative basis over the 1-year period.

● Performance over the period was noted relative to the Fund’s benchmark and to the performance of peer funds. The comparative review reflected research and benchmarking by an independent data provider, with outperformance and lagging performance generally as follows (1-year period ended as of March 31, 2026):

	Peer Group	Benchmark
Real Estate Debt Fund	Outperformed over trailing 1-year period	Outperformed over trailing 1-year period

3

● Performance for the Fund was determined to be adequate under the circumstances given the benchmark, peer comparisons and on an absolute basis, and reflective of the Fund’s investment objective and philosophy.

● A memorandum provided to the Trustees with management commentary on performance was discussed.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

● The Trustees reviewed the total compensation received by the Adviser (including compensation paid by the Adviser to the Subadviser) and the Fund’s total costs for using the Adviser’s services, taking into account expenses incurred by the Adviser that are passed through to the Fund (notably under the administrative cost reimbursement program). Total compensation was recognized as including both the advisory fee to be charged on “Managed Assets” (a gross measure of the Fund’s assets taking into account expenses incurred by the Adviser that are passed through to the Fund (notably, under the administrative cost reimbursement program)). The Trustees specifically considered the potential conflict of interest the Adviser has in a fee that is increased as a result of leverage. They concluded that this compensation was commensurate with the nature, extent, and quality of the services to be provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer interval funds for services comparable to those to be provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreement, together with a management summary of the same. They determined that the Adviser's fees were competitive, with the net management fee being within the range of peers.

● A memorandum provided to the Trustees with management commentary on fees and expenses was discussed.

● The Trustees also considered undertakings by the Adviser to support the Fund through an Expense Limitation Agreement. It was forecast that significant levels of Fund expense would be borne by the Adviser for at least the period of the agreement, subject to potential recoupment to the Adviser in the future. Finally, the Trustees considered that the Adviser had undertaken to bear the Fund's initial organization and offering costs. This package of undertakings was considered to be of significant benefit to the Fund and to represent an entrepreneurial commitment by the Adviser to investing in its launch and initial operations.

● While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service reimbursements (and related expense pass-throughs) to be paid. With regard to other possible benefits associated with the Adviser's management of the Fund, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly (if any) and that the Adviser may be able to extend investment and operational efficiencies associated with the Fund to its management of other types of accounts.

● The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. In regard to economies of scale, it was noted that any expectations of scale benefits for either the Fund or the Adviser are necessarily speculative at this point. It also was noted that one means by which an investment fund might benefit from scale are advisory fee breakpoints. No breakpoints were proposed, which the Adviser represented to be customary for interval funds of this nature.

● The Trustees reviewed the Adviser’s financial condition and profitability. In considering profits to the Adviser associated with the Fund, they noted continued, significant entrepreneurial investment in the product. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability (when considered across the business) in maintaining the Adviser’s culture and management continuity. The Trustees also noted that the Adviser has consistently shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on the profits realized. The Trustees noted the impact on profitability of the subsidies and expense limitation terms described above. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

4

Board Considerations for Continuation of Subadvisory Agreement

At a meeting held on June 3-4, 2026, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Subadvisory Agreement.

In response to a letter sent to the Subadviser on behalf of the Independent Trustees requesting information about the Subadvisory Agreement and other arrangements and plans, the Trustees were provided with background materials related to the annual review process. The Trustees also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the continuation of the Subadvisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management’s responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement. The Trustees considered that the Subadviser is wholly owned by the Adviser, that certain of the operations of the two entities are broadly integrated, and that the Subadviser can be considered to be the alternative credit business of the Adviser. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser). The Board did not separately consider the profitability of the Subadviser.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semiannual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semiannual report.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 16. Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

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Item 19. Exhibits.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Real Estate Debt Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date September 4, 2026

By (Signature and Title)*	/s/ Brandon Webster
Brandon Webster, Principal Financial Officer

Date September 4, 2026

*Print the name and title of each signing officer under his or her signature.

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